PRODUCT INFORMATION NOTICE DATED FEBRUARY 12, 2021
to the following variable annuity contracts

Leaders Access II/IIR/III            Leaders Epic I/IR            Leaders Plus I/IR
Leaders Edge II/IIR/III            Leaders Epic Plus I/IR        Leaders Elite Plus I/IR
Leaders Plus II/IIR/III            Leaders Epic Outlook I/IR        Leaders Solution Plus I/IR
Leaders Outlook II/IIR/III            Leaders I/IR            Leaders Outlook I/IR
Huntington Leaders Outlook II/IIR/III        Leaders Solution I/IR        Leader Elite Outlook I/IR
Classic Leaders Outlook II/IIR/III        Leaders Elite I/IR            Leaders Solution Outlook I/IR
Wells Fargo Leaders Outlook I/II        Leaders Access I/IR        Huntington Leaders Outlook I/IR
Leaders Select Outlook            Leaders Edge I/IR        Classic Leaders Outlook I/IR
Select Leaders Outlook III

ISSUED BY:
Talcott Resolution Life Insurance Company Separate Account Seven

Leaders Access II-III            Leaders Epic Outlook I/IR        Leaders Outlook I/IR
Leaders Edge II-III            Leaders Access I/IR        Leaders Elite Outlook I/IR
Leaders Plus II-III                Leaders Edge I/IR        Leaders Solution Outlook I/IR
Leaders Epic I/IR                Leaders Plus I/IR            Leaders Vision I/IR
Leaders Epic Plus I/IR            Leaders Solution Plus I/IR

ISSUED BY:
Talcott Resolution Life and Annuity Insurance Company Separate Account Seven

This product information notice should retained for future reference.

Invesco V.I. Value Opportunities Fund
At meetings held November 30 – December 2, 2020, the Board of Trustees of Invesco V.I. Managed Volatility Fund and Invesco V.I. Value Opportunities Fund (each a “Target Fund” and together, the “Target Funds”), each a series portfolio of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Trust”), unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which each Target Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below, each a series portfolio of the Trust, in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders.

Target Fund	Acquiring Fund
Invesco V.I. Value Opportunity Fund	Invesco V.I. American Value Fund
The Agreement requires approval by each Target Fund’s shareholders and will be submitted to Target Fund shareholders for their consideration at a special shareholders meeting to be held in or around April 2021. If the Agreement is approved by shareholders of the Target Funds and certain conditions required by the Agreement are satisfied or waived, the reorganizations are expected to be consummated shortly thereafter. Upon closing of the reorganizations, shareholders of each Target Fund will receive shares of a class of the corresponding Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganizations, and the Target Fund will liquidate and cease operations. Shareholders of each Target Fund will vote separately on the Agreement, and a reorganization will be effected only if that Target Fund’s shareholders approve the Agreement.

Invesco V.I. Mid Cap Core Equity Fund
Effective on or about April 30, 2021, the Invesco V.I. Mid Cap Core Equity Fund is changing to “Invesco V.I. Main Street Mid Cap Fund.”

Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
Effective on or about April 30, 2021 the Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund is changing to “Invesco V.I. Discovery Mid Cap Growth Fund.”

HV-7819